CONSOLIDATED BALANCE SHEET - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Current assets:
Cash	$ 437,451	$ 54,462
MPF receivable	892
Total Current Assets	438,343	54,462
Total Assets	438,343	54,462
Current liabilities:
Accounts payable and accrual	30,062	27,001
Amount due to a director	549	8,030
Total Current Liabilities	30,611	35,031
Total Liabilities	30,611	35,031
SHAREHOLDERS’ EQUITY
Preferred shares, no par value; 900,000,000 shares authorized; 5,860,000 and 38,090,000 shares issued and outstanding as of June 30, 2026 and 2025, respectively.
Ordinary shares, $0.00001 par value; 900,000,000 shares authorized; 206,984,000 shares issued and outstanding as of June 30, 2026 and 205,100,000 shares at June 30, 2025	2,070	2,051
Additional paid-in capital	594,485	123,505
Accumulated deficit	(188,823)	(106,125)
Total Shareholders’ Equity	407,732	19,431
Total Liabilities and Shareholders’ Equity	$ 438,343	$ 54,462